Citibank, N.A.
September 21, 2012
Page One

[Letterhead of M/I Homes, Inc.]

September 21, 2012

Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Attention: Marni McManus
Re: Notice of Termination of Continuing Agreement for
Standby Letters of Credit
Dear Marni:
Pursuant to Section 24 of the Continuing Agreement for Standby Letters of Credit, dated August 16, 2010 (the “Letter of Credit Agreement”), between M/I Homes, Inc. (“Applicant”) and Citibank, N.A. (“Citibank”), Applicant hereby gives Citibank written notice of termination of the Letter of Credit Agreement, effective as of September 30, 2012. There are currently no letters of credit issued and outstanding under the Letter of Credit Agreement.
Please confirm your receipt and acknowledgment of this notice of termination by signing in the appropriate place below.
Thank you for your attention to this matter.
Sincerely,

Kevin C. Hake
                            Senior Vice President, Finance and Treasurer

cc: Citibank, N.A. (399 Park Avenue, New York, NY 10043)
Citicorp North America, Inc. (3800 Citibank Center, Tampa, FL 33610)

Citibank, N.A.
September 21, 2012
Page One

RECEIPT AND ACKNOWLEDGMENT

Citibank acknowledges receipt of Applicant’s notice of termination of the Letter of Credit Agreement.

CITIBANK, N.A.

By: _________________
Title: ________________
Date: _________________
14537999